                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                     VANGUARD INDEX TRUST -- 500 PORTFOLIO

1. Average Annual Total Return (As of December 31, 1996)
        P (1 + T)(n) = ERV


     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +22.88%
           N =   1
         ERV =   $1,228.77*
     Five Year
           P =   $1,000
           T =   +15.07%
           N =   5
         ERV =   $2,017.18*
      Ten Year
           P =   $1,000
           T =   +15.04%
           N =   10
         ERV =   $4,059.50*


    *Not adjusted for $10 account maintenance fee.

2. YIELD (30 Days Ended December 31, 1996)

                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d

    Where:      a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $50,502,933.40
                b = $4,901,647.98
                c = 427,690,268.899
                d = $70.37
                Yield = 1.83%

               VANGUARD INDEX TRUST -- EXTENDED MARKET PORTFOLIO

1. Average Annual Total Return (As of December 31, 1996)
        P (1 + T)(n) = ERV


     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
       -------
           P =   $1,000
           T =   +17.65%
           N =   1
         ERV =   $1,176.46*
     Five Year
       -------
           P =   $1,000
           T =   +14.77%
           N =   5
         ERV =   $1,991.06*
      Ten Year
       -------
           P =   $1,000
           T =   +15.26%
           N =   since inception 12/21/87
         ERV =   $3,603.89*



    *Not adjusted for $10 account maintenance fee and .50% portfolio transaction fee.


2. YIELD (30 Days Ended December 31, 1996)

                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d

    Where:      a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $2,589,754.86
                b = $423,346.16
                c = 76,486,384.593
                d = $26.08
                Yield = 1.31%

              VANGUARD INDEX TRUST -- TOTAL STOCK MARKET PORTFOLIO

1. Average Annual Total Return (As of December 31, 1996)
        P (1 + T)(n) = ERV


     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
      EXAMPLE:
      One Year
       -------
           P =   $1,000
           T =   +20.96%
           N =   1
         ERV =   $1,209.62**
     Five Year
       -------
           P =   $1,000
           T =   +16.01%
           N =   *
         ERV =   $2,002.72**


     * Since inception March 16, 1992.

    ** Not adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended December 31, 1996)

                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d

    Where:      a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $5,550,787.82
                b = $623,515.97
                c = 193,336,967.477
                d = $17.97
                Yield = 1.71%

                    VANGUARD INDEX TRUST -- VALUE PORTFOLIO

1. Average Annual Total Return (As of December 31, 1996)
        P (1 + T)(n) = ERV


     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +21.86%
           N =   1
         ERV =   $1,218.63**
     Five Year
       -------
           P =   $1,000
           T =   +18.59%*
           N =   *
         ERV =   $2,033.04**


     * Since inception November 2, 1992.

    ** Not adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended December 31, 1996)

                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d

    Where:      a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $2,085,020.43
                b = $163,744.99
                c = 57,593,753.062
                d = $17.33
                Yield = 2.32%

                    VANGUARD INDEX TRUST -- GROWTH PORTFOLIO

1. Average Annual Total Return (As of December 31, 1996)
        P (1 + T)(n) = ERV


     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +23.74%
           N =   1
         ERV =   $1,237.39**
     Five Year
       -------
           P =   $1,000
           T =   +15.81%
           N =   *
         ERV =   $1,841.62**


     * Since inception November 2, 1992.

    ** Not adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended December 31, 1996)

                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d

    Where:      a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $1,033,122.47
                b = $127,299.97
                c = 45,463,335.892
                d = $17.19
                Yield = 1.40%

                      SMALL CAPITALIZATION STOCK PORTFOLIO
           (FORMERLY VANGUARD SMALL CAPITALIZATION STOCK FUND, INC.)

1. Average Annual Total Return (As of December 31, 1996)
        P (1 + T)(n) = ERV


     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +18.12%
           N =   1
         ERV =   $1,181.18*
     Five Year
       -------
           P =   $1,000
           T =   +16.25%
           N =   5
         ERV =   $2,122.81*
      Ten Year
       -------
           P =   $1,000
           T =   +12.46%
           N =   10
         ERV =   $3,235.30*



    *Not adjusted for $10 account maintenance fee and 1% portfolio transaction fee.


2. YIELD (30 Days Ended December 31, 1996)

                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d

    Where:      a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $2,358,894.93
                b = $339,787.52
                c = 79,526,078.028
                d = $20.12
                Yield = 1.52%